EXHIBIT 32.02


                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




In connection with the Quarterly Report of Volt Information Sciences, Inc. (the "Company") on Form 10-Q for the period ended May 3, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jack Egan, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of my knowledge:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)  The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.


June 12, 2009                              /s/Jack Egan
                                           -------------------------
                                                   Jack Egan
                                                   Senior Vice President and
                                                   Principal Financial Officer





A signed original of this written statement required by Section 906 has been provided to Volt Information Sciences, Inc. and will be retained by Volt Information Sciences, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.